UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2020

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

On March 25, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88465) (the “Order”) of the Securities Exchange Act of 1934, that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) pandemic. TEAM, Inc. (“we,” “our,” “us,” or the “Company”) who is the plan sponsor of Team, Inc. Salary Deferral Plan and Trust (the “Plan”) is filing this Current Report on Form 8-K to avail itself of an extension to file the Plan’s Annual Report on Form 11-K for the plan year ended December 31, 2019 (the “Form 11-K”). The Plan is relying on the Order to delay the filing of its Form 11-K due to circumstances related to the COVID-19 pandemic.

As previously disclosed, the operations and business of the Company has experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic. Specifically, the Plan is relying on the Order due to limited availability of key Company personnel to prepare and review the Form 11-K. This has been caused by the time and attention needed for business and operational issues resulting from COVID-19. The Plan anticipates that it will file its Form 11-K no later than 45 days after the original June 29, 2020 due date for the Form 11-K as permitted by the Order.

The Company included risk factors under Part II, Item 1A Risk Factors of its Form 10-Q for the quarter ended March 31, 2020 filed with the Securities and Exchange Commission on June 19, 2020 regarding the impact of COVID-19 on its business, which risk factors remain applicable to the Company and are incorporated by reference herein.

Forward-Looking Statements

There have been no material changes to the forward-looking statements the Company discussed in its Form 10-Q for the quarter ended March 31, 2020, which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By:	/s/ Susan M. Ball
Susan M. Ball
Executive Vice President, Chief Financial Officer and Treasurer
Dated: June 29, 2020